UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2010

CHINO COMMERCIAL BANCORP
(Exact name of registrant as specified in its charter)

CA	000-52098	20-4797048
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14345 Pipeline Avenue
Chino, California		91710
Address of Principal Executive Offices		Zip Code

(909) 393-8880

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02 Results of Operations and Financial Condition

On February 1, 2010, Chino Commercial Bancorp (“the Company”) issued a press release announcing its unaudited financial results for the quarter and the year ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1.

The information in this report (including Exhibit 99.1) is being furnished pursuant to item 8.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Exhibit 99.1.     Press release dated February 1, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 1, 2010

By: /s/ Dann H. Bowman

       Dann H. Bowman

       President and Chief Executive Officer

        (Officer authorized to sign on behalf of registrant)